SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 14, 2005

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On April 14, 2005, Triumph Group, Inc. issued a press release that provided an update on fourth quarter fiscal 2005 and a preliminary outlook for fiscal 2006 and conducted a conference call to further discuss the financial outlook.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

FINANCIAL DATA (UNAUDITED)

TRIUMPH GROUP, INC. AND SUBSIDIARIES

(in thousands, except per share data)

Incremental Costs Disclosure

The incremental IGT costs in the quarter consisted of an operating loss of $1.4 million, inventory write-downs and other related charges on the remaining assets of the Other segment of $2.1 million and restructuring activity and relocating assets cost of $0.3 million.  Also incurred during the fourth quarter were $1.3 million of litigation costs related to the claims from Eaton Corporation and $0.7 million of excess expense from first year, non-recurring expenses associated with Sarbanes-Oxley compliance not expected to be repeated next year.  These costs total approximately $5.8 million, or $4.2 million or $0.26 per share after tax.

Management believes that disclosure of these incremental costs and the per share impact is important to understanding the ongoing operating performance of the Company.

The following calculation is provided for the incremental costs identified above.

Three Months Ended March 31,
2005
($ in millions, except per share data)
Impact of incremental IGT and other costs on 4th quarter

Operating loss incurred in 4th quarter	$1.4
Inventory write-downs and other related charges on remaining assets of Other segment	2.1
Restructuring activity and relocating assets	0.3
Subtotal IGT incremental cost	3.8

Litigation expense	1.3
First year, non-recurring expenses associated with Sarbanes-Oxley compliance	0.7
Total incremental costs incurred in 4th quarter (pre-tax)	$5.8

Total incremental costs incurred in 4th quarter (after-tax)	$4.2

Weighted average shares outstanding - diluted (thousands)	16,016

Per share impact of incremental costs incurred in 4th quarter	$0.26

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The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits.

(c)                                  Exhibits.

Number	Description of Document
99.1	Press Release dated April 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2005

  TRIUMPH GROUP, INC.

By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 14, 2005